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                                                                    EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and M. David Colley (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Employee and to induce the employment of the Employee for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company and its affiliated companies, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Employee to substantially perform the Employee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Employee pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Employee by the Board which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii)     the willful engaging by the Employee in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a

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resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors

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         (or other governing body) of the entity resulting from such Corporate
         Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries

                  (g) "Disability" shall mean the absence of the Employee from performance of the Employee's duties with the Company on a substantial basis for 180 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any position, authority, duties or responsibilities inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) any failure by the Company to continue to provide the Employee with benefits currently enjoyed by the Employee under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any fringe benefits or perquisites currently enjoyed by the Employee;

                           (iv) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

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                           (v)      any purported termination by the Company of
         the Employee's employment (including, without limitation, any secondment of the Employee without the Employee's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Employee that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Employee is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

                  2. Employment Period. The Company hereby agrees that the Company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Employee, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Employee) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Employee's rights under this Agreement. The Employee shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Employee has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Employee's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Vice President - Global Manufacturing and Information Technology of the Company and (B) the Employee's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Employee to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Employee's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Employee prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary equal to the current base salary being received by the Employee ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate,

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         than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a monthly car allowance and (B) such other fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vi) Expenses. During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vii) Vacation. During the Employment Period, the Employee shall be entitled to at least three weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Employee acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Employee and Weatherford International, Inc. or its affiliates (the "Prior Agreements"). As a result, the Employee and the Company agree that any and all Prior Agreements are hereby terminated and of no further force and effect.

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         4.       Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period, it may provide the Employee with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. In addition, if a physician selected by the Employee determines that the Disability of the Employee has occurred, the Employee (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Employee's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Employee receives notice of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

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         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Employee's employment is terminated by reason of the Employee's death or Disability, by the Company for any reason other than for Cause or by the Employee for Good Reason:

                           (i) The Company shall pay to the Employee (or Employee's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Employee's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to two times the
                  sum of (i) the highest Annual Base Salary received by the Employee in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Employee on an annualized basis multiplied by two.

                           (ii)     For a period of two years from the
         Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee (or Employee's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Employee or the Employee's family is precluded from continuing participation in any of the foregoing plans,

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         programs, practices or policies for any portion of such two year period, the Employee shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such two year period in which the Employee or Employee's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (v) If the Employee's employment is terminated by reason of the Employee's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                           (vi) If the Employee's employment is terminated by reason of the Employee's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                 (b) Cause. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Employee Other Than for Good Reason. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the

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Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Employee Retirement Plan ("ERP"), if the Employee's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. The Company agrees that, if the Employee's employment with the Company terminates, the Employee is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Employee by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or the Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder if the Employee were to terminate the Employee's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:        M. David Colley
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027

                  If to the Company:         Weatherford International Ltd.
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027
                                             Attention: General Counsel
or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                             /s/ M. David Colley
                                ------------------------------------------------
                                                M. David Colley

                                WEATHERFORD INTERNATIONAL LTD.

                                By:        /s/ Bernard J. Duroc-Danner
                                    --------------------------------------------
                                             Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and E. Lee Colley III (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

                           (iv) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President and President - Completion & Production Systems of the Company, (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

                  (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

                           (i) The Company shall pay to the Executive (or Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Executive Other Than for Good Reason. If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:       E. Lee Colley III
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027

                  If to the Company:         Weatherford International Ltd.
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027
                                             Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                              /s/ E. Lee Colley III
                                ------------------------------------------------
                                                E. Lee Colley III

                                WEATHERFORD INTERNATIONAL LTD.

                                By:         /s/ Bernard J. Duroc-Danner
                                   ---------------------------------------------
                                              Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Bernard J. Duroc-Danner (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i) the willful and continued failure of the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to
         Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

                           (iv) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Chairman of the Board, President and Chief Executive Officer of the Company and
         (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

         (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the

Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

                           (i) The Company shall pay to the Executive (or Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Executive Other Than for Good Reason. If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:      Bernard J. Duroc-Danner
                                            515 Post Oak Blvd., Suite 600
                                            Houston, Texas 77027

                  If to the Company:        Weatherford International Ltd.
                                            515 Post Oak Blvd., Suite 600
                                            Houston, Texas 77027
                                            Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                           /s/ Bernard J. Duroc-Danner
                                    --------------------------------------------
                                               Bernard J. Duroc-Danner

                                    WEATHERFORD INTERNATIONAL LTD.

                                    By:          /s/ Burt M. Martin
                                        ----------------------------------------
                                                     Burt M. Martin
                                        Senior Vice President & General Counsel

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Stuart E. Ferguson (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

                           (iv) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President and Chief Technology Officer of the Company, (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile, (B) a $1,500 per month housing allowance and (C) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

         (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the

Disability of the Executive has occurred during the Employment Period, it may provide the Executive with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

                           (i) The Company shall pay to the Executive (or Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three. In addition, the Company shall also pay the reasonable moving and transportation costs and expenses to move the Executive and his family back to the United Kingdom.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination,

(y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Executive Other Than for Good Reason. If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:    Stuart E. Ferguson
                                          515 Post Oak Blvd., Suite 600
                                          Houston, Texas 77027

                  If to the Company:      Weatherford International Ltd.
                                          515 Post Oak Blvd., Suite 600
                                          Houston, Texas 77027
                                          Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                      /s/ Stuart E. Ferguson
                                ----------------------------------------
                                        Stuart E. Ferguson

                                WEATHERFORD INTERNATIONAL LTD.

                                By:       /s/ Bernard J. Duroc-Danner
                                   --------------------------------------------
                                              Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

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                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Burt M. Martin (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be

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deemed to be for Cause unless and until there shall have been delivered to the
Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior

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         to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

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                           (iv)     the Company's requiring the Executive to be
         based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President, General Counsel and Secretary of the Company, (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special

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         incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

         (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive

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with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

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                           (i)      The Company shall pay to the Executive (or
         Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

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                           (iii)    All benefits and amounts under the Company's
         deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

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                  (c)      Termination by Executive Other Than for Good Reason.
If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as

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

a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

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

Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

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

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

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

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:   Burt M. Martin
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027

                  If to the Company:     Weatherford International Ltd.
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027
                                         Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                    /s/ Burt M. Martin
                           ------------------------------------------------
                                        Burt M. Martin

                           WEATHERFORD INTERNATIONAL LTD.

                           By:       /s/ Bernard J. Duroc-Danner
                              ---------------------------------------------
                                         Bernard J. Duroc-Danner
                              Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Keith R. Morley (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Employee and to induce the employment of the Employee for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company and its affiliated companies, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Employee to substantially perform the Employee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Employee pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Employee by the Board which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii)     the willful engaging by the Employee in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors

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

         (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries

                  (g) "Disability" shall mean the absence of the Employee from performance of the Employee's duties with the Company on a substantial basis for 180 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any position, authority, duties or responsibilities inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) any failure by the Company to continue to provide the Employee with benefits currently enjoyed by the Employee under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any fringe benefits or perquisites currently enjoyed by the Employee;

                           (iv) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

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

                           (v) any purported termination by the Company of the Employee's employment (including, without limitation, any secondment of the Employee without the Employee's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Employee that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Employee is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

                  2. Employment Period. The Company hereby agrees that the Company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Employee, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Employee) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Employee's rights under this Agreement. The Employee shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Employee has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Employee's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Vice President - Enterprise Excellence of the Company and (B) the Employee's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Employee to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Employee's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Employee prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary equal to the current base salary being received by the Employee ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate,

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

         than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a monthly car allowance and (B) such other fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vi) Expenses. During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vii) Vacation. During the Employment Period, the Employee shall be entitled to at least three weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Employee acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Employee and Weatherford International, Inc. or its affiliates (the "Prior Agreements"). As a result, the Employee and the Company agree that any and all Prior Agreements are hereby terminated and of no further force and effect.

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

         4.       Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period, it may provide the Employee with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. In addition, if a physician selected by the Employee determines that the Disability of the Employee has occurred, the Employee (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Employee's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Employee receives notice of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

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

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Employee's employment is terminated by reason of the Employee's death or Disability, by the Company for any reason other than for Cause or by the Employee for Good Reason:

                           (i) The Company shall pay to the Employee (or Employee's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Employee's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to two times the
                  sum of (i) the highest Annual Base Salary received by the Employee in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Employee on an annualized basis multiplied by two.

                           (ii)     For a period of two years from the
         Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee (or Employee's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Employee or the Employee's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such two year period, the Employee shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such two year period in which the Employee or Employee's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (v) If the Employee's employment is terminated by reason of the Employee's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                           (vi) If the Employee's employment is terminated by reason of the Employee's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Employee Other Than for Good Reason. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the

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

Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Employee Retirement Plan ("ERP"), if the Employee's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. The Company agrees that, if the Employee's employment with the Company terminates, the Employee is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Employee by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

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

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the

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

prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or the Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder if the Employee were to terminate the Employee's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:    Keith R. Morley
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027

                  If to the Company:     Weatherford International Ltd.
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027
                                         Attention: General Counsel

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

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                              /s/ Keith R. Morley
                                  ----------------------------------------------
                                                Keith R. Morley

                                  WEATHERFORD INTERNATIONAL LTD.

                                  By:     /s/ Bernard J. Duroc-Danner
                                     -------------------------------------------
                                            Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Jon R. Nicholson (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior

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         to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

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

                           (iv) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President - Human Resources of the Company, (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special

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

         incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

                  (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive

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with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

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                           (i)      The Company shall pay to the Executive (or
         Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

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

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

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

                  (c) Termination by Executive Other Than for Good Reason. If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as

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

a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

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Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

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                  (e)      Any provision in this Agreement or any other plan or
agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

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         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:   Jon R. Nicholson
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027

                  If to the Company:     Weatherford International Ltd.
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027
                                         Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                             /s/ Jon R. Nicholson
                              --------------------------------------------------
                                               Jon R. Nicholson

                              WEATHERFORD INTERNATIONAL LTD.

                              By:         /s/ Bernard J. Duroc-Danner
                                 -----------------------------------------------
                                            Bernard J. Duroc-Danner
                                 Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and James N. Parmigiano (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Employee and to induce the employment of the Employee for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company and its affiliated companies, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Employee to substantially perform the Employee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Employee pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Employee by the Board which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii)     the willful engaging by the Employee in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors

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

         (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries

                  (g) "Disability" shall mean the absence of the Employee from performance of the Employee's duties with the Company on a substantial basis for 180 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any position, authority, duties or responsibilities inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) any failure by the Company to continue to provide the Employee with benefits currently enjoyed by the Employee under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any fringe benefits or perquisites currently enjoyed by the Employee;

                           (iv) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

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

                           (v) any purported termination by the Company of the Employee's employment (including, without limitation, any secondment of the Employee without the Employee's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Employee that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Employee is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

                  2. Employment Period. The Company hereby agrees that the Company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Employee, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Employee) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Employee's rights under this Agreement. The Employee shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Employee has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Employee's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Vice President - Operational Controller of the Company and (B) the Employee's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Employee to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Employee's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Employee prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary equal to the current base salary being received by the Employee ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate,

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

         than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a monthly car allowance and (B) such other fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vi) Expenses. During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Employee on the date hereof.

                           (vii) Vacation. During the Employment Period, the Employee shall be entitled to at least three weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Employee acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Employee and Weatherford International, Inc. or its affiliates (the "Prior Agreements"). As a result, the Employee and the Company agree that any and all Prior Agreements are hereby terminated and of no further force and effect.

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

         4.       Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period, it may provide the Employee with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. In addition, if a physician selected by the Employee determines that the Disability of the Employee has occurred, the Employee (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Employee's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Employee receives notice of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

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

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Employee's employment is terminated by reason of the Employee's death or Disability, by the Company for any reason other than for Cause or by the Employee for Good Reason:

                           (i) The Company shall pay to the Employee (or Employee's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Employee's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to two times the
                  sum of (i) the highest Annual Base Salary received by the Employee in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Employee on an annualized basis multiplied by two.

                           (ii)     For a period of two years from the
         Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee (or Employee's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Employee or the Employee's family is precluded from continuing participation in any of the foregoing plans,

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

         programs, practices or policies for any portion of such two year period, the Employee shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such two year period in which the Employee or Employee's family is unable to participate for the full period of three years.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (v) If the Employee's employment is terminated by reason of the Employee's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                           (vi) If the Employee's employment is terminated by reason of the Employee's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (c) Termination by Employee Other Than for Good Reason. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the

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

Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Employee Retirement Plan ("ERP"), if the Employee's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. The Company agrees that, if the Employee's employment with the Company terminates, the Employee is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Employee by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any

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

such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

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

                           (iv)     permit the Company to participate in any
proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) Any provision in this Agreement or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the

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

prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or the Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder if the Employee were to terminate the Employee's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:        James N. Parmigiano
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027

                  If to the Company:         Weatherford International Ltd.
                                             515 Post Oak Blvd., Suite 600
                                             Houston, Texas 77027
                                             Attention: General Counsel

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

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                            /s/ James N. Parmigiano
                           -----------------------------------------------------
                                              James N. Parmigiano

                           WEATHERFORD INTERNATIONAL LTD.

                           By:           /s/ Bernard J. Duroc-Danner
                              --------------------------------------------------
                                            Bernard J. Duroc-Danner
                                Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Lisa W. Rodriguez (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior

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         to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;


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                           (iv)     the Company's requiring the Executive to be
         based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President and Chief Financial Officer of the Company, (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special

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         incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

         (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive

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with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

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                           (i)      The Company shall pay to the Executive (or
         Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

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                           (iii)    All benefits and amounts under the Company's
         deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

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                  (c)      Termination by Executive Other Than for Good Reason.
If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as

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a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

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Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

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                  (e)      Any provision in this Agreement or any other plan or
agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

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         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:   Lisa W. Rodriguez
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027

                  If to the Company:     Weatherford International Ltd.
                                         515 Post Oak Blvd., Suite 600
                                         Houston, Texas 77027
                                         Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                             /s/ Lisa W. Rodriguez
                              --------------------------------------------------
                                                 Lisa W. Rodriguez

                              WEATHERFORD INTERNATIONAL LTD.

                              By:           /s/ Bernard J. Duroc-Danner
                                 -----------------------------------------------
                                              Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and between Weatherford International Ltd., a Bermuda exempted company (the "Company"), and Gary L. Warren (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Board has previously determined that it is in the best interests of the Company and its shareholders to retain the Executive and to induce the employment of the Executive for the long-term benefit of the Company;

         WHEREAS, the Company desires to employ the Executive on the terms set forth below to provide services to the Company and its affiliated companies, and the Executive is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         1.       Certain Definitions.

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d)      "Cause" shall mean:

                           (i)      the willful and continued failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Executive has not substantially performed the Executive's duties, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive, and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.

                  (e) "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                           (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Agreement, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior

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

         to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors (or other governing body) of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                           (iv) Approval or adoption by the Board of Directors or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.

                  (f) "Company's Assets" shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company's direct and indirect subsidiaries and any of the assets owned by such subsidiaries.

                  (g) "Disability" shall mean the absence of the Executive from performance of the Executive's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

                  (h) "Employment Period" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (j) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Executive of any position, authority, duties or responsibilities inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) any failure by the Company to comply with any of the provisions of this Agreement (including, without limitation, its obligations under Section 3(a)), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii) any failure by the Company to continue to provide the Executive with benefits currently enjoyed by the Executive under any of the Company's compensation, bonus, retirement, pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Executive of any fringe benefits or perquisites currently enjoyed by the Executive;

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

                           (iv) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;


                           (v) any purported termination by the Company of the Executive's employment (including, without limitation, any secondment of the Executive without the Executive's prior express agreement in writing);

                           (vi) any failure by the Company to comply with and satisfy Section 10(b) of this Agreement; or

                           (vii) following a Change of Control, the giving of notice by the Company to the Executive that the Employment Period shall not be extended.

         In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Executive is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a).

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         2. Employment Period. The Company hereby agrees that the Company will continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement during the Employment Period. During the Employment Period, the Executive, with his/her prior express agreement, may be seconded to the employment of Weatherford U.S., L.P. (or such other affiliated entity as specifically agreed by the Executive) (the "Seconded Affiliate Company"), but without prejudice to the Company's obligations or the Executive's rights under this Agreement. The Executive shall carry out his/her duties as if they were duties to be performed on behalf of the Company. Each Seconded Affiliate Company shall be subject to all of the obligations and agreements of the Company under this Agreement and the Company shall be responsible for actions and inactions of the Seconded Affiliate Company. Any breach or failure to abide by the terms and conditions of this Agreement by a Seconded Affiliate Company shall be deemed to constitute a breach or failure to abide by the Company. The Executive has the right, in his/her sole discretion, to revoke his/her agreement to be seconded to the employment of any Seconded Affiliate Company at any time.

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         3.       Terms of Employment.

                  (a)      Position and Duties.

                           (i) During the Employment Period, (A) the Executive's position (including status, offices, titles, reporting requirements, authority, duties and responsibilities) shall be Senior Vice President and President - Drilling & Well Services of the Company,
         (B) the Executive's services shall be performed at the Company's executive office in Houston, Texas or other locations less than 35 miles from such location and (C) the Executive will report directly to the Company's Chief Executive Officer.

                           (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities in clause (A), (B), and (C) together do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the date hereof shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b)      Compensation.

                           (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to the current base salary being received by the Executive ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Executive shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special

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         incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit and retirement plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under than such plans, practices, policies and programs of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Executive shall be entitled to (A) at Executive's option, a monthly car allowance or use of an automobile and (B) such other fringe benefits (including, without limitation, payment of club dues, financial planning services, cellular telephone, mobile email, annual physical examinations, payment of professional fees and professional taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive on the date hereof.

                           (vii) Vacation. During the Employment Period, the Executive shall be entitled to at least four weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (viii) Deferred Compensation Plan. During the Employment Period, the Executive shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company and its affiliated companies participate.

                  (c) Termination of Prior Agreements. The Executive acknowledges and agrees that this Agreement is being executed in replacement of any and all Employment Agreements existing between the Executive and Weatherford International, Inc. or its Affiliates (the "Prior Agreements"). As a result, the Executive and the Company agree that the Prior Agreements are hereby terminated and of no further force and effect.

         4.       Termination of Employment.

         (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period, it may provide the Executive

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with written notice in accordance with Section 11(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective 30 days after receipt of such notice by the Executive (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. In addition, if a physician selected by the Executive determines that the Disability of the Executive has occurred, the Executive (or his representative) may provide the Company with written notice in accordance with Section 11(b) of this Agreement of the Executive's intention to terminate his employment. In such event, the Disability Effective Date shall be 30 days after receipt of such notice by the Company.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive at any time during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Executive receives notice of such termination; and

                           (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company Upon Termination.

                  (a) Death, Disability, Good Reason or Other than For Cause. If, during the Employment Period, the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for any reason other than for Cause or by the Executive for Good Reason:

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                           (i)      The Company shall pay to the Executive (or
         Executive's heirs, beneficiaries or representatives as applicable) in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)      the sum of (1) the Executive's
                  Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Executive in the preceding five calendar years and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Executive under any deferred compensation plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
                  (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B)      an amount equal to three times the
                  sum of (i) the highest Annual Base Salary received by the Executive in the last five years ended prior to the Termination Date and (ii) the Highest Annual Bonus;

                                    (C)      an amount equal to the total of the
                  employer basic and matching contributions credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and all other deferred compensation plans (excluding the Company's ERP (as defined below)) during the 12-month period immediately preceding the month of the Executive's Date of Termination multiplied by three, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above; and

                                    (D)      the total value of all fringe
                  benefits received by the Executive on an annualized basis multiplied by three.

                           (ii) For a period of three years from the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and the Executive's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Executive's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Executive (or Executive's heirs or beneficiaries as applicable) shall continue to pay the monthly employee contribution for same, and provided further, that if the Executive becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. To the extent that the Executive or the Executive's family is precluded from continuing participation in any of the foregoing plans, programs, practices or policies for any portion of such three year period, the Executive shall be provided with the after-tax economic equivalent of the benefits that would have been provided under such plans, programs, practices and policies for the portion of such three year period in which the Executive or Executive's family is unable to participate for the full period of three years.

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                           (iii)    All benefits and amounts under the Company's
         deferred compensation plan and all other benefit plans (except as specifically provided for in Section 6(b) below), including all stock options, restricted stock or other stock-based awards held by the Executive, not already vested shall become immediately 100% vested and fully exercisable as of the Date of Termination.

                           (iv) The Company shall, at its sole expense as incurred, provide the Executive with outplacement services, the scope and provider of which shall be selected by the Executive in his sole discretion.

                           (v) All country club memberships, luncheon clubs and other memberships which the Company was providing for the Executive's or his family's use prior to the time that the Notice of Termination is given shall be transferred and assigned to the Executive at no cost to the Executive, the cost of transfer, if any, to be borne by the Company.

                           (vi) At the Executive's sole discretion, the Company shall either transfer to the Executive ownership and title to the Executive's company car at no cost (other than any individual income taxes owed by the Executive) to the Executive or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination equal to the Executive's annual car allowance multiplied by three.

                           (vii) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

                           (viii) If the Executive's employment is terminated by reason of the Executive's death, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Executive's death.

                           (ix) If the Executive's employment is terminated by reason of the Executive's Disability, then Other Benefits (as defined in this Section) shall also include, without limitation, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Executive's disabled peer executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability

                  (b) Cause. If the Executive's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive and (z) Other Benefits, in each case to the extent theretofore unpaid.

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                  (c)      Termination by Executive Other Than for Good Reason.
If the Executive voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Executive's employment shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and Other Benefits and the rights provided in
Section 6. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         6.       Other Rights.

                  (a) Except as provided herein, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Except as otherwise provided herein, amounts which are vested benefits, which vest according to the terms of this Agreement or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. If the Executive has any other employment or similar agreement with the Company at the Date of Termination, the Executive agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Executive chooses, but not both agreements, and when the Executive has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Executive also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Executive shall not receive duplicate benefits.

                  (b) With respect solely to the Company's Nonqualified Executive Retirement Plan ("ERP"), if the Executive's employment is terminated for any reason whatsoever, with or without Cause, and no Change of Control has occurred or is pending, any ERP benefits payable shall only be those that are payable, if any, under the terms of the ERP as of the Date of Termination.

         7.       Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

                  (b) No Mitigation Required. The Company agrees that, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Executive of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as

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a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8.       Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm, absent manifest error, shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the

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Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

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                  (e)      Any provision in this Agreement or any other plan or
agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Agreement and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Agreement or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.

         9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement), information that is developed by the Executive independently of such information, or knowledge or data or information that is disclosed to the Executive by a third party under no obligation of confidentiality to the Company. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  (b) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the Company's business and/or Company's Assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change of Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as provided above.

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         11.      Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:        Gary L. Warren
                                              515 Post Oak Blvd., Suite 600
                                              Houston, Texas 77027

                  If to the Company:          Weatherford International Ltd.
                                              515 Post Oak Blvd., Suite 600
                                              Houston, Texas 77027
                                              Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Executive or the Company may have hereunder, including without limitation, the right of the Executive to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreements.

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         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                                /s/ Gary L. Warren
                              --------------------------------------------------
                                                  Gary L. Warren

                              WEATHERFORD INTERNATIONAL LTD.

                              By:           /s/ Bernard J. Duroc-Danner
                                 -----------------------------------------------
                                              Bernard J. Duroc-Danner
                                   Chairman, President & Chief Executive Officer

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